                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 2000 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2000-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 2000.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 2000 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2000-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 2000 to April 30, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 2000.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-B
                                       MONTHLY REPORT                 April 2000
                                                     Distribution Date: 15-05-00
                                                           CUSIP# 20846Q BZ0 CA4
                                                                 CB2 CC0 CD8 CE6
                                                                 CF3 CG1 CH9 CJ5
                                                         Trust Account: 33380910

1.   Amount Available (including Monthly Servicing Fee and including                                   $15,090,007.06
                                                                                                       --------------
     Prepayment Charges ($__________))

2.   Formula Principal Distribution Amount:

     (a)  Scheduled Principal                                                      $  795,149.71
                                                                                   -------------
     (b)  Principal Prepayments                                                     1,034,187.61
                                                                                   -------------
     (c)  Substituted Loans                                                         2,743,951.66
                                                                                   -------------
     (d)  Repurchases                                                                 109,411.93
                                                                                   -------------
     (e)  Previously undistributed (a)-(d) amounts                                          0.00
                                                                                   -------------
     (e)  Pre-Funded, if any
          (only on Post-Funding Payment Date)                                               0.00
                                                                                   -------------

                                             Total Principal                                           $ 4,682,700.91
                                                                                                       --------------


3.   Libor                                                                                                   6.13000%
                                                                                                       --------------

4.   Available Funds Pass-Through Rate                                                                       6.13000%
                                                                                                       --------------

Class AF Certificates
---------------------

       Interest

5.   Aggregate Current Interest
     (a)  Class AF-1 Pass-through Rate                                                     6.94%
                                                                                           -----
     (b)  Class AF-1 Interest                                                                          $ 1,829,324.75
                                                                                                       --------------
     (c)  Class AF-2 Pass-through Rate                                                     7.34%
                                                                                           -----
     (d)  Class AF-2 Interest                                                                          $ 1,138,617.50
                                                                                                       --------------
     (e)  Class AF-3 Pass-through Rate                                                     7.52%
                                                                                           -----
     (f)  Class AF-3 Interest                                                                          $   504,905.33
                                                                                                       --------------
     (g)  Class AF-4 Pass-through Rate                                                     7.87%
                                                                                           -----
     (h)  Class AF-4 Interest                                                                          $   318,866.17
                                                                                                       --------------
     (I)  Class AF-5 Pass-through Rate                                                     8.15%
                                                                                           -----
     (j)  Class AF-5 Interest                                                                          $   512,227.50
                                                                                                       --------------
     (k)  Class AF-6 Pass-through Rate                                                     7.80%
                                                                                           -----
     (l)  Class AF-6 Interest                                                                          $   633,750.00
                                                                                                       --------------

6.   Amount applied to Unpaid Class AF Interest Shortfall                                              $         0.00
                                                                                                       --------------

7.   Remaining Unpaid Class AF Interest Shortfall                                                      $         0.00
                                                                                                       --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-B
                                       MONTHLY REPORT                 April 2000
                                       PAGE 2
                                                     Distribution Date: 15-05-00
                                                           CUSIP# 20846Q BZ0 CA4
                                                                 CB2 CC0 CD8 CE6
                                                                 CF3 CG1 CH9 CJ5
                                                         Trust Account: 33380910

Class MF-1 Certificates
-----------------------

8.   Amount Available less all preceding distributions and less
     Prepayment Charges                                                                                $10,152,315.81
                                                                                                       --------------

     Interest on Class MF-1 Adjusted Principal Balance

9.   Class MF-1 Adjusted Principal Balance                                                             $59,300,000.00
                                                                                                       --------------

10.  Current Interest
     (a)  Class MF-1 Pass-through Rate                                                     8.14%
                                                                                           -----
     (b)  Class MF-1 Interest                                                                          $   402,251.67
                                                                                                       --------------

11.  Amount applied to Unpaid Class MF-1 Interest Shortfall                                            $         0.00
                                                                                                       --------------

12.  Remaining Unpaid Class MF-1 Interest Shortfall                                                    $         0.00
                                                                                                       --------------

Class MF-2 Certificates
-----------------------

13.  Amount Available less all preceding distributions and less
     Prepayment Charges                                                                                $ 9,750,064.14
                                                                                                       --------------

     Interest on Class MF-2 Adjusted Principal Balance

14.  Class MF-2 Adjusted Principal Balance                                                             $50,500,000.00
                                                                                                       --------------

15.  Current Interest
     (a)  Class MF-2 Pass-through Rate                                                     8.62%
                                                                                           -----
     (b)  Class MF-2 Interest                                                                          $   362,758.33
                                                                                                       --------------

16.  Amount applied to Unpaid Class MF-2 Interest Shortfall                                            $         0.00
                                                                                                       --------------

17.  Remaining Unpaid Class MF-2 Interest Shortfall                                                    $         0.00
                                                                                                       --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-B
                                       MONTHLY REPORT                 April 2000
                                       PAGE 3
                                                     Distribution Date: 15-05-00
                                                           CUSIP# 20846Q BZ0 CA4
                                                                 CB2 CC0 CD8 CE6
                                                                 CF3 CG1 CH9 CJ5
                                                         Trust Account: 33380910

Class BF-1 Certificates
-----------------------

18.  Amount Available less all preceding distributions and less
     Prepayment Charges                                                                                $ 9,387,305.81
                                                                                                       --------------

     Interest on Class BF-1 Adjusted Principal Balance

19.  Class BF-1 Adjusted Principal Balance                                                             $30,200,000.00
                                                                                                       --------------

20.  Current Interest
     (a)  Class BF-1 Pass-through Rate (or the Weighted Average Loan Rate, if less)        9.44%
                                                                                           -----
     (b)  Class BF-1 Interest                                                                          $   237,573.33
                                                                                                       --------------

21.  Amount applied to Unpaid Class BF-1 Interest Shortfall                                            $         0.00
                                                                                                       --------------

22.  Remaining Unpaid Class BF-1 Interest Shortfall                                                    $         0.00
                                                                                                       --------------

     Class P Certificates

23.  Prepayment Charges                                                                                $         0.00
                                                                                                       --------------
     (All prepayment premiums, penalties, and similar charges paid in connection with, and as a condition to, prepayment in part or in full of a Loan)

     Trigger Event

24.  (a)  Average Sixty-Day Deliquency Ratio Test

          (i)  Sixty-Day Delinquency Ratio for current Payment Date                                             0.42%
                                                                                                       --------------
         (ii)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months may not exceed
               42.5% of the Senior Enhancement Percentage)                                                      0.19%
                                                                                                       --------------

     (b)  Cumulative Realized Losses Test

          (i)  Cumulative Realized Losses for current Payment Date                                     $         0.00
                                                                                                       --------------
         (ii)  Cumulative Realized Loss Ratio (Losses as a percentage of
               Cut-off Date Principal Balances of Loans may not exceed 4.40%
               from April 1, 2003 to March 31, 2004, 5.23% from April 1, 2004 to March 31, 2005, 5.5% from April 1, 2005 to March 31, 2007,
               and 6.00% thereafter)                                                                            0.00%
                                                                                                       --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-B
                                       MONTHLY REPORT                 April 2000
                                       PAGE 4
                                                     Distribution Date: 15-05-00
                                                           CUSIP# 20846Q BZ0 CA4
                                                                 CB2 CC0 CD8 CE6
                                                                 CF3 CG1 CH9 CJ5
                                                         Trust Account: 33380910

25.  Senior Enhancement Percentage
     A fraction, expressed as a percentage:                                                               19.19410898%
                                                                                                       ---------------
     (a)  the numerator of which is the excess of (A) the Pool
          Scheduled Principal Balance over (B) the Principal Balance
          of the most senior class of Certificates outstanding                                         $190,000,000.00
                                                                                                       ---------------
     (b)  the denominator of which is the Pool Scheduled Principal Balance                             $989,887,054.15
                                                                                                       ---------------

Class AF Certificates
---------------------

26.  Amount Available less all preceding distributions                                                 $  9,149,732.48
                                                                                                       ---------------

     Principal

27.  Class AF-6 Lockout Percentage for such Payment Date                                                         0.00%
                                                                                                       ---------------

28.  Class AF Principal Distribution:

     (a)  Class AF-6 Lockout Pro Rata Distribution Amount                                              $          0.00
                                                                                                       ---------------
     (b)  the Class AF Formula Principal Distribution Amount

          (i)    Class AF-1                                                                            $  4,682,700.91
                                                                                                       ---------------
          (ii)   Class AF-2                                                                            $          0.00
                                                                                                       ---------------
          (iii)  Class AF-3                                                                            $          0.00
                                                                                                       ---------------
          (iv)   Class AF-4                                                                            $          0.00
                                                                                                       ---------------
          (v)    Class AF-5                                                                            $          0.00
                                                                                                       ---------------
          (vi)   Class AF-6                                                                            $          0.00
                                                                                                       ---------------

29.  Class AF Principal Balance:

     (a)  Class AF-1 Principal Balance                                                                 $311,627,054.15
                                                                                                       ---------------
     (b)  Class AF-2 Principal Balance                                                                 $186,150,000.00
                                                                                                       ---------------
     (c)  Class AF-3 Principal Balance                                                                 $ 80,570,000.00
                                                                                                       ---------------
     (d)  Class AF-4 Principal Balance                                                                 $ 48,620,000.00
                                                                                                       ---------------
     (e)  Class AF-5 Principal Balance                                                                 $ 75,420,000.00
                                                                                                       ---------------
     (f)  Class AF-6 Principal Balance                                                                 $ 97,500,000.00
                                                                                                       ---------------

30.  Amount, if any, by which Class AF Formula Principal Distribution Amount
     exceeds amounts distributed pursuant to item (28)                                                 $          0.00
                                                                                                       ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-B
                                       MONTHLY REPORT                 April 2000
                                       PAGE 5
                                                     Distribution Date: 15-05-00
                                                           CUSIP# 20846Q BZ0 CA4
                                                                 CB2 CC0 CD8 CE6
                                                                 CF3 CG1 CH9 CJ5
                                                         Trust Account: 33380910

Class MF-1 Certificates
-----------------------

31.  Amount available less all preceding distributions                                                 $ 4,467,031.57
                                                                                                       --------------

     Principal

32.  Class MF-1 Principal Distribution                                                                 $         0.00
                                                                                                       --------------

33.  Class MF-1 Principal Balance                                                                      $59,300,000.00
                                                                                                       --------------

34.  Amount, if any, by which Class MF-1 Formula Principal Distribution Amount
     exceeds Class MF-1 Principal Distibution Amount                                                   $         0.00
                                                                                                       --------------

Class MF-2 Certificates
-----------------------

35.  Amount available less all preceding distributions                                                 $ 4,467,031.57
                                                                                                       --------------

     Principal

36.  Class MF-2 Principal Distribution                                                                 $         0.00
                                                                                                       --------------

37.  Class MF-2 Principal Balance                                                                      $50,500,000.00
                                                                                                       --------------

38.  Amount, if any, by which Class MF-2 Formula Principal Distribution Amount
     exceeds Class MF-2 Principal Distibution Amount                                                   $         0.00
                                                                                                       --------------

Class BF-1 Certificates
-----------------------

39.  Amount available less all preceding distributions                                                 $ 4,467,031.57
                                                                                                       --------------

     Principal

40.  Class BF-1 Principal Distribution                                                                 $         0.00
                                                                                                       --------------

41.  Class BF-1 Principal Balance                                                                      $30,200,000.00
                                                                                                       --------------

42.  Amount, if any, by which Class BF-1 Formula Principal Distribution Amount
     exceeds Class BF-1 Principal Distibution Amount                                                   $         0.00
                                                                                                       --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-B
                                       MONTHLY REPORT                 April 2000
                                       PAGE 6
                                                     Distribution Date: 15-05-00
                                                           CUSIP# 20846Q BZ0 CA4
                                                                 CB2 CC0 CD8 CE6
                                                                 CF3 CG1 CH9 CJ5
                                                         Trust Account: 33380910

Class MF-1 Certificates
-----------------------

43.  Amount Available less all preceding distributions                                                 $4,467,031.57
                                                                                                       -------------

     Liquidation Loss Interest

44.  Amount applied to Class MF-1 Liquidation Loss Interest Amount                                     $        0.00
                                                                                                       -------------

45.  Class MF-1 Liquidation Loss Interest Shortfall                                                    $        0.00
                                                                                                       -------------

46.  Amount applied to Unpaid Class MF-1 Liquidation Loss Interest Shortfall                           $        0.00
                                                                                                       -------------

47.  Remaining Unpaid Class MF-1 Liquidation Loss Interest Shortfall                                   $        0.00
                                                                                                       -------------

Class MF-2 Certificates
-----------------------

48.  Amount Available less all preceding distributions                                                 $4,467,031.57
                                                                                                       -------------

     Liquidation Loss Interest

49.  Amount applied to Class MF-2 Liquidation Loss Interest Amount                                     $        0.00
                                                                                                       -------------

50.  Class MF-2 Liquidation Loss Interest Shortfall                                                    $        0.00
                                                                                                       -------------

51.  Amount applied to Unpaid Class MF-2 Liquidation Loss Interest Shortfall                           $        0.00
                                                                                                       -------------

52.  Remaining Unpaid Class MF-2 Liquidation Loss Interest Shortfall                                   $        0.00
                                                                                                       -------------

Class BF-1 Certificates
-----------------------

53.  Amount Available less all preceding distributions                                                 $4,467,031.57
                                                                                                       -------------

     Liquidation Loss Interest

54.  Amount applied to Class BF-1 Liquidation Loss Interest Amount                                     $        0.00
                                                                                                       -------------

55.  Class BF-1 Liquidation Loss Interest Shortfall                                                    $        0.00
                                                                                                       -------------

56.  Amount applied to Unpaid Class BF-1 Liquidation Loss Interest Shortfall                           $        0.00
                                                                                                       -------------

57.  Remaining Unpaid Class BF-1 Liquidation Loss Interest Shortfall                                   $        0.00
                                                                                                       -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-B
                                       MONTHLY REPORT                 April 2000
                                       PAGE 7
                                                     Distribution Date: 15-05-00
                                                           CUSIP# 20846Q BZ0 CA4
                                                                 CB2 CC0 CD8 CE6
                                                                 CF3 CG1 CH9 CJ5
                                                         Trust Account: 33380910

Class BF-2 Certificates
-----------------------

58.  Amount Available less all preceding distributions                                                 $  4,467,031.57
                                                                                                       ---------------

     Interest

59.  Current Interest

     (a)  Class BF-2 Pass-through Rate (or the Weighted Average Loan Rate, if less)       10.00%
                                                                                          ------
     (b)  Class BF-2 Interest                                                                          $    291,666.67
                                                                                                       ---------------

60.  Amount applied to Unpaid Class BF-2 Interest Shortfall                                            $          0.00
                                                                                                       ---------------

61.  Remaining Unpaid Class BF-2 Interest shortfall                                                    $          0.00
                                                                                                       ---------------

     Principal

62.  Class BF-2 Principal Distribution                                                                 $          0.00
                                                                                                       ---------------

63.  Amount, if any, by which Class BF-2 Formula Distribution Amount plus
     Class BF-2 Liquidation Loss Principal Amount exceeds Class BF-2
     Distribution Amount                                                                               $          0.00
                                                                                                       ---------------

64.  Class BF-2 Guaranty Payment                                                                       $          0.00
                                                                                                       ---------------

65.  Class BF-2 Principal Balance                                                                      $ 35,000,000.00
                                                                                                       ---------------

     Servicer

66.  (a)  Monthly Servicing Fee (if Originator or affiliate is Servicer)                               $    414,404.06
                                                                                                       ---------------
     (b)  Reimbursement for unreimbursed Advances                                                      $          0.00
                                                                                                       ---------------

Class AF, Class MF, and Class BF Certificates
---------------------------------------------

67.  Pool Scheduled Principal Balance                                                                  $989,887,054.15
                                                                                                       ---------------

     Pool Certificate  Balance                                                                          974,887,054.15
                                                                                                       ---------------